UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
THE HERSHEY COMPANY
2026 Annual Meeting
Vote by May 4, 2026 11:59 PM ET. For shares held in a Plan, vote by April 30, 2026 11:59 PM ET.
THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819
V90313-P42009
You invested in THE HERSHEY COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 5, 2026.
Get informed before you vote
View the Notice of 2026 Annual Meeting and Proxy Statement, 2025 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 5, 2026
10:00 a.m. EDT
Virtually at:
www.virtualshareholdermeeting.com/HSY2026
*Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming Annual Stockholder Meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1.    Election of Directors
    Nominees:
1a.    Christopher W. Brandt
 For
1b.    Timothy W. Curoe
 For
1c.    Huong Maria T. Kraus
 For
1d.    Deirdre A. Mahlan
 For
1e.    Barry J. Nalebuff
 For
1f.    Kevin M. Ozan
 For
1g.    Guy Persaud
 For
1h.    Marie Quintero-Johnson
 For
1i.    Cordel Robbin-Coker
 For
1j.    Harold Singleton III
 For
1k.    Kirk Tanner
 For
2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2026.
 For
3.    Approve named executive officer compensation on a non-binding advisory basis.
 For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V90314-P42009
Your Vote Counts!
THE HERSHEY COMPANY
2026 Annual Meeting
Vote by May 4, 2026 11:59 PM ET. For shares held in a Plan, vote by April 30, 2026 11:59 PM ET.
THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819
V90315-Z91720
You invested in THE HERSHEY COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 5, 2026.
Get informed before you vote
View the Notice of 2026 Annual Meeting and Proxy Statement, 2025 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Vote Virtually at the Meeting*
May 5, 2026
10:00 a.m. EDT
Virtually at:
www.virtualshareholdermeeting.com/HSY2026
*Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming Annual Stockholder Meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1.    Election of Directors
    Nominees:
1a.    Timothy W. Curoe
 For
1b.    Huong Maria T. Kraus
 For
1c.    Deirdre A. Mahlan
 For
1d.    Barry J. Nalebuff
 For
1e.    Kevin M. Ozan
 For
1f.    Marie Quintero-Johnson
 For
1g.    Cordel Robbin-Coker
 For
1h.    Harold Singleton III
 For
1i.    Kirk Tanner
 For
2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2026.
 For
3.    Approve named executive officer compensation on a non-binding advisory basis.
 For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V90316-Z91720